UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16 of

the Securities Exchange Act of 1934

For the month of August 2013

Commission File 001 – 33175

Sesa Goa Limited

(Translation of Registrant’s name into English)

Sesa Ghor

20, EDC Complex, Patto

Panaji, Goa - 403001, India

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

Form 20-F  ☒            Form 40-F  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):  ☐

I. Purpose of this Report

This Report on Form 6-K is being furnished by Sesa Goa Limited (“Sesa Goa”) to the Securities and Exchange Commission (the “Commission”) as notice as required by Rule 12g-3(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that Sesa Goa is the successor issuer to Sterlite Industries (India) Limited (“Sterlite”) under the Exchange Act and that the equity shares of Sesa Goa with a par value of Re. 1 each (“Sesa Goa Shares”), which will be traded in the United States in the form of American Depositary Shares (“ADSs”), each representing four Sesa Goa Shares (the “Sesa Goa ADSs”), are deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a) under the Exchange Act.

Sesa Goa understands that upon furnishing this Form 6-K to the Commission, a new Commission file number will be generated for the purpose of satisfying Sesa Goa’s reporting obligations pursuant to Section 13 of the Exchange Act, and that Sesa Goa should not continue to use Sterlite’s Commission file number (001-33175) for satisfying such obligations.

II. Implementation of the Scheme

On August 17, 2013, Sterlite was merged into Sesa Goa pursuant to a Scheme of Amalgamation and Arrangement under Sections 391 to 394 read with Sections 78, 100 to 103 of the Indian Companies Act, 1956 (the “Scheme”). The Scheme provides, among other things, that upon effectiveness of the merger, all of Sterlite’s assets, liabilities and its entire business undertaking are vested in Sesa Goa and Sterlite stands dissolved without being liquidated or wound up.

Sterlite equity shares with a par value of Re. 1 each (“Sterlite Shares”) and ADSs, each representing four Sterlite Shares (the “Sterlite ADSs”), were registered under Section 12(b) of the Exchange Act. Upon effectiveness of the Scheme, the Sesa Goa Shares are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act and Sesa Goa is deemed to be the successor issuer of Sterlite.

In accordance with the Scheme, holders of Sterlite Shares as of August 28, 2013 (the “Record Date”) will be issued three Sesa Goa Shares in exchange for every five Sterlite Shares held as of the Record Date. Sesa Goa expects that a board committee resolution to approve the issue and allotment of the new Sesa Goa Shares to Sterlite shareholders will be passed on or about August 29, 2013. After the board committee resolution has been passed, Sesa Goa will apply to the Bombay Stock Exchange and the National Stock Exchange in India (together, the “Indian Stock Exchanges”) for listing approval for the new Sesa Goa Shares. Sesa Goa expects to receive final listing approval within three to four business days in India after filing the final listing application with the Indian Stock Exchanges. Thereafter, Sesa Goa will apply to the Indian Stock Exchanges for trading approval for the new Sesa Goa Shares. It expects to receive trading approval within two to three business days in India after filing the trading application with the Indian Stock Exchanges. The new Sesa Goa Shares are expected to begin trading on the Indian Stock Exchanges on the next business day in India after trading approval is received. Sesa Goa expects that the new Sesa Goa Shares will be credited to accounts held at Central Depository Services (India) Limited and National Securities Depository Limited, the Indian central securities depositories (the “Indian CSDs”), within one business day in India after receipt of the final listing approval. However, the new Sesa Goa shares credited to the accounts at the Indian CSDs will be frozen, and shareholders will not be able to trade in these shares, until the final trading approval has been received from the Indian Stock Exchanges. Sesa Goa will send physical share certificates representing the new Sesa Goa Shares to Sterlite shareholders who hold their Sesa Goa Shares in certificated form and have not otherwise provided demat account details to Sesa Goa. Physical share certificates will be sent to the respective addresses registered in the Sterlite share register on the Record Date and are expected to be dispatched within one business day in India after receipt of the final listing approval.

Sesa Goa will not issue any fractional shares. Any fractional shares to which Sterlite shareholders would have been entitled under the share exchange ratio will be aggregated and allotted to a director of Sesa Goa, who will hold these shares as a trustee for and on behalf of the shareholders of Sterlite. The Sesa Goa director will sell or otherwise dispose of the new Sesa Goa Shares that he holds as trustee for the Sterlite shareholders and the proceeds from this sale or disposal will be then be distributed to the Sterlite shareholders in their respective proportion. Sesa Goa Shares to be issued pursuant to the Scheme will be issued in reliance upon the exemption from the registration requirements the Securities Act of 1933, as amended, (the “Securities Act”) provided by Section 3(a)(10) of the Securities Act and, as a consequence, they have not been and will not be registered under the Securities Act nor have they been or will they be registered under the securities laws of any state or other jurisdiction of the United States.

In connection with the exchange of Sesa Goa ADSs for Sterlite ADSs pursuant to the Scheme, Sesa Goa will establish an ADS facility for the Sesa Goa ADSs. A registration statement on Form F-6 (Reg. No. 333-185852) was filed with the Commission on 2 January 2013 but that registration statement has not yet been declared effective by the Commission. Sesa Goa ADSs will not be issued until the Commission has declared the Sesa Goa F-6 registration statement effective.

The Scheme provides that holders of Sterlite ADSs will receive three Sesa Goa ADSs for every five Sterlite ADSs held. Once the account of the custodian for the Sterlite ADS facility has been credited with the new Sesa Goa Shares received in exchange for the Sterlite Shares underlying the Sterlite ADSs, the custodian will confirm receipt to Citibank, N.A. as depositary for the Sterlite ADS facility. Citibank, N.A. will then instruct the custodian to hold the new Sesa Goa Shares on deposit for the Sesa Goa ADS facility. Citibank N.A., acting as depositary for the Sesa Goa ADS facility, will issue 0.6 Sesa Goa ADSs for each Sterlite ADS surrendered to it by Sterlite ADS holders. Sterlite ADS holders who hold their Sterlite ADSs in book-entry form will receive a credit of the Sesa Goa ADSs to their accounts. Citibank, N.A. as depositary for the Sterlite ADS facility will send Sterlite ADS holders who hold their Sterlite ADS in certificated form instructions regarding how to submit their certificates for exchange.

Citibank, N.A., as depositary for the Sesa Goa ADS facility, will not issue any fractional Sesa Goa ADSs. Any fractional ADSs to which Sterlite ADS holders would have been entitled will be aggregated and sold in the market by Citibank, N.A., in its capacity as depositary for the Sterlite ADS facility. After deducting applicable fees, taxes and expenses, Citibank, N.A., as depositary for the Sterlite ADS facility, will then remit the net proceeds of this sale to the Sterlite ADS holders whose fractional Sesa Goa ADS entitlements were sold.

The Sterlite Shares currently trade on the Indian Stock Exchanges. Trading in the Sterlite Shares on the Indian Stock Exchanges will be suspended after the close of business in India on August 26, 2013. The Sesa Goa Shares are currently listed, and continue to trade, on the Indian Stock Exchanges. Sesa Goa’s equity symbol on the National Stock Exchange in India is SESAGOA and its scrip code number on the Bombay Stock Exchange is 500295.

The Sterlite ADSs are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “SLT”. The CUSIP number for the Sterlite ADSs is 859737207. After the merger of Sterlite into Sesa Goa, the Sterlite ADSs currently represent an entitlement to receive Sesa Goa ADSs upon issuance. The Sterlite ADS facility will close to withdrawals on or about August 23, 2013 at close of business in New York, which means that after that date Sterlite ADS holders will no longer be able to surrender their ADSs to Citibank, N.A., as depositary for the Sterlite ADS facility, in exchange for the underlying Sterlite Shares. Sesa Goa expects that the Sterlite ADSs will continue to trade on the NYSE until shortly before the Sesa Goa ADSs are issued. Sesa Goa will file an application for approval of listing of the Sesa Goa ADSs on the NYSE, where they will trade under the ticker symbol “SSLT”. The CUSIP number of the Sesa Goa ADSs will be 78413F 103.

Following issuance of the Sesa Goa ADSs, Sesa Goa intends to file a notice with the Commission to remove the Sterlite ADSs from listing on the NYSE. Sesa Goa also intends to terminate registration of the Sterlite ADSs and Sterlite Shares with the Commission.

On August 17, 2013, Sesa Goa filed a notice with the Indian Stock Exchanges to inform them that the Scheme has taken effect. This notice is filed as Exhibit 99.1 hereto.

On August 17, 2013, Sesa Goa filed a notice with the Indian Stock Exchanges to inform them of certain decisions taken by its Board of Directors in a meeting held on that date. This notice is filed as Exhibit 99.2 hereto.

EXHIBIT LIST

Exhibit	Description

99.1	Notice to Bombay Stock Exchange and National Stock Exchange dated August 17, 2013

99.2	Notice to Bombay Stock Exchange and National Stock Exchange dated August 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

Date: August 19, 2013

SESA GOA LIMITED

By:	/s/ C D Chitnis
Name:	C D Chitnis
Title:	Company Secretary